FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



ADCPB BALANCE
-------------

Prior Month ADCPB                                                             85,794,809.15
Initial ADCPB                                                                 85,790,915.00
Current Month ADCPB (Before addition of New Property)                         83,455,713.32
Base Principal Amount (Prior - Current)                                        2,339,095.83
Add:  ADCPB of New Transferred Property                                        2,339,226.94
Ending ADCPB (Current + ADCPB of New Property)                                85,794,940.26

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                                    73,780,187.00
     Class A Certificate Rate                                                          6.85%
     One twelfth of Class A Certificate Rate                                           0.57%
     Class A Certificate Interest                                                421,161.90
     Prior Month Class A Overdue Interest                                              0.00

     Class A Interest Due                                                        421,161.90
     Class A Interest Paid                                                       421,161.90

     Current Month Class A Overdue Interest                                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Activities related to Collection Period Ended 1/1/97         73,780,187.00
     Class A Percentage                                                               86.00%
     Base Principal Amount                                                     2,339,095.83
     Class A Base Principal Distribution Amount                                        0.00
     Prior Month Class A Overdue Principal                                             0.00
     Total A Note Principal Due                                                        0.00

     Class A Principal Paid                                                            0.00

     Class A Overdue Principal                                                         0.00
                                                                              -------------
     Current Month Class A Principal Balance                                  73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance                                  3,431,637.00
     Class B-1 Certificate Rate                                                       7.63%
     One twelfth of Class B-1 Certificate Rate                                        0.64%
     Class B-1 Certificate Interest                                              21,819.49
     Prior Month Class B-1 Overdue Interest                                           0.00

     Class B-1 Interest Due                                                      21,819.49
     Class B-1 Interest Paid                                                     21,819.49

     Current Month Class B-1 Overdue Interest                                         0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                                  3,431,637.00
     Class B-1 Percentage                                                             4.00%
     Base Principal Amount                                                    2,339,095.83
     Class B-1 Base Principal Distribution Amount                                     0.00
     Prior Month B-1 Overdue Principal                                                0.00
     Total B-1 Note Principal Due                                                     0.00
                                                                              ------------

     Class B-1 Principal Paid                                                         0.00


     Class B-1 Overdue Principal                                                      0.00

     Current Month Class B-1 Principal Balance                                3,431,637.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



CLASS B-2 INTEREST SCHEDULE
     Prior Month Class B-2 Principal Balance                                  3,431,637.00
     Class B-2 Certificate Rate                                                       8.17%
     One twelfth of Class B-2 Certificate Rate                                        0.68%
     Class B-2 Certificate Interest                                              23,363.73
     Prior Month Class B-2 Overdue Interest                                           0.00

     Class B-2 Interest Due                                                      23,363.73
     Class B-2 Interest Paid                                                     23,363.73

     Current Month Class B-2 Overdue Interest                                         0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                                  3,431,637.00
     Class B-2 Percentage                                                             4.00%
     Base Principal Amount                                                    2,339,095.83
     Class B-2 Base Principal Distribution Amount                                     0.00
     Prior Month B-1 Overdue Principal                                                0.00
     Total B-1 Note Principal Due                                                     0.00

     Class B-2 Principal Paid                                                         0.00

     Class B-2 Overdue Principal                                                      0.00

     Current Month Class B-2 Principal Balance                                3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



SERVICING FEE SCHEDULE
----------------------
     Prior Month ADCPB                                                             85,794,809
     Servicer Fee Rate                                                                 0.5000%
     One-twelfth                                                                       0.0417%
     Servicer Fee                                                                   35,747.84

     Prior Servicer Fee Arrearage                                                        0.00
     Servicer Fee Due                                                               35,747.84

     Servicer Fee Paid                                                              35,747.84

     Current Servicing Fee Arrearage                                                     0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                                             85,794,809
     Back-Up Servicer Fee Rate                                                         0.0130%
     One-twelfth                                                                       0.0011%
     Back-up Servicer Fee                                                              929.44

     Prior Back-Up Servicer Fee Arrearage                                                0.00
     Total Back-Up Servicer Fee Due                                                    929.44

     Back-Up Servicer Fee Paid                                                         929.44

     Current Back-Up Servicing Fee Arrearage                                             0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                                       291.67
     Trustee Fee Rate                                                                  0.0100%

     Prior Trustee Fee Arrearage                                                         0.00
     Total Trustee Fee Due                                                             291.67

     Trustee Fee Paid                                                                  291.67

     Current Trustee Fee Arrearage                                                       0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance                                      73,780,187.00
     Monthly Premium Rate                                                              0.0208%
     Prior Premium Arrearage                                                             0.00
     Premium Amount Due                                                             15,371.00

     Premium Amount Paid                                                            15,371.00

     Current Premium Arrearage                                                           0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

EARLY AMORTIZATION EVENTS
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a coveneant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the

     Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


RESTRICTING EVENT CALCULATIONS
------------------------------
       (a) Event of Servicer Termination (Yes/No)                                    No
                                                                                -------------

       (b) Certificate Insurer makes an Insured Payment                              No
                                                                                -------------

       (a) Gross Charge-Off Event (Yes/No)                                           No
                                                                                -------------

       (b) Delinquency Trigger Event                                                 No
                                                                                -------------

EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, as to which the remedy is set forth in section
       11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)



                     Gross                             Gross                                Monthly
                    Defaults        Recoveries       Charge-Offs          ADCPB           Charge-Offs
                    --------        ----------       -----------          -----           -----------
2 months prior       284,791          284,791               0           83,828,578            0.00%
1 month prior        336,294          336,294               0           83,526,023            0.00%
Current              370,630          370,630               0           82,748,627            0.00%


               Gross Charge-Off Ratio:                                                        0.00%
               Maximum Charge-Off Ratio:                                                      2.50%


30+ DELINQUENCIES
-----------------
                                                                             Monthly
                 Delinquencies       ADCPB                                Delinquencies
                 -------------       -----                                -------------
2 months prior     4,233,943       83,828,578                                 5.05%
1 month prior      4,325,063       83,526,023                                 5.18%
Current month      4,053,347       82,748,627                                 4.90%

               Delinquency Ratio:                                             5.04%
               Maximum Delinquency Ratio:                                     6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97
ISSUER RESTRICTING EVENT CALCULATIONS


       (a) Gross Defaults (>=180)                                                    No
                                                                                -------------

       (b) Issuer Delinquency Trigger Ratio                                          No
                                                                                -------------




GROSS DEFAULTS (>=180)
----------------------


                                                                      Monthly
                            Gross Defaults          ADCPB            Charge-Offs
                            --------------          -----            -----------
           Current                  0              82,748,627            0.00%


                  i A       Subordinated Percentage                     10.00%
                    B       WAL of Remaining Leases                      2.10
                 ii         Two
                            Ratio (i/ii)                                 2.38%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                             Monthly
                            Delinquencies       ADCPB                     Delinquencies
                            -------------       -----                     -------------
           2 months prior       636,426       83,926,281                      0.76%
           1 month prior        303,510       83,526,023                      0.36%
           Current month        517,583       82,748,627                      0.63%



                            Issuer Delinquency Trigger Ratio:                 0.58%
                            Maximum Ratio Allowed:                            2.50%



EARLY AMORTIZATION EVENT
------------------------
       (1) Is Subordinate Interest less than 8.86% of ADCPB?                  No
                                                                        ----------------

       (2) Has a Gross Charge-Off Event Occurred?                             No
                                                                        ----------------

       (3) Has a Delinquency Event Occurred?                                  No
                                                                        ----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



AGING/DELINQUENCY STATISTICS
----------------------------
                                                                           ADCPB                 Total
Current                                                                   78,695,280             95.10%
31-60 Days Past Due                                                        2,892,251              3.50%
61-90 Days Past Due                                                          643,512              0.78%
91+ Days Past Due                                                            517,583              0.63%
                                                                        ------------

Total                                                                     82,748,627            100.00%


CERTIFICATE FACTORS
-------------------

Class A Notes                                                              1.0000000
Class B-1 Notes                                                            1.0000000
Class B-2 Notes                                                            1.0000000


SUBSTITUTION LIMITS [SECTION 7]
-------------------------------

ADCPB as of Cut-Off Date                                               85,790,915.00
Maximum Substitution (10% of Initial)                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

Prior month Cumulative ADCPB Substituted                                2,363,485.66
Current month ADCPB Substituted                                           565,077.51
Cumulative ADCPB Substituted                                            2,928,563.17

Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,206,527
Current month ADCPB Substituted Defaulted Contracts                          370,630
Cumulative ADCPB Substituted for Defaulted Contracts                       1,577,158


PORTFOLIO PREPAYMENT STATISTICS
-------------------------------

Prior month Cumulative ADCPB prepaid                                    2,363,485.66
Current month ADCPB prepaid                                               565,077.51
Cumulative ADCPB prepaid                                                2,928,563.17

Prior month Cumulative ADCPB Defaulted                                     1,206,527
Current month ADCPB Defaulted                                                370,630
Cumulative ADCPB Defaulted                                                 1,577,158

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97





BEGINNING ACCOUNT BALANCES                                                            195,345.31
--------------------------

LOCKBOX ACCOUNT
---------------

     Transfer of prior period Payments not yet transferred to Collection Account      (80,910.39)
     Transfer of prior period Excluded Amounts not yet transferred                    (51,570.52)
     Collections Received [5.02 (b)(d)]                                             3,023,705.16
     Excluded Amounts [5.02 (d)][Definition]                                       (1,086,360.59)
     Collections on Deposit due Collection Account [5.02 (d)]                      (1,745,849.60)

     Ending Balance                                                                   254,359.37


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE @ 1/1/97                                                                       1,539,399.46
     --------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
     ----------------------------------------------------

     Add:  Servicer Advance                                                                           1,101,293.38
     Add:  Payments due Collection Account from last 2 business days prior period                        80,910.39
     Add:  Add'l transfers                                                                                    0.00
     Add:  Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on 1/10/97                                                            (2,721,603.23)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 2/1/97
     ----------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b(i)]                                                  1,745,849.60
     Add:  Servicer Advances [5.03][6.01 b(ii)]                                                               0.00
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]           0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b(iv)]                                                      0.00
     Add:  Any Investment Earnings [6.01 b(v)]                                                            5,031.43
     Add:  Deposits from New Transferred Property Funding Account [6.01 b(vi)]                                0.00
     Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
     Add:  Security Deposits Related to Prepayment                                                            0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                             0.00

     Ending Balance @ 1/31/97 and 2/1/97                                                              1,750,881.03

     Add: Servicer Advances to be deposited on Determination Date                                     1,191,744.57
     Add: Payments due Collection Acct from last 2 business days                                        118,397.14
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

     Adjusted Collection Account Balance                                                              3,061,022.74

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97





SECURITY DEPOSIT ACCOUNT
------------------------
  Beginning  Balance                                                       130,661.72
  Add: Balance deposited on closing date                                         0.00
  Add: Security Deposits [6.02 b]                                                0.00
  Less: Amounts to Collection Account [6.02 c]                                   0.00
  Add:  Investment Earnings                                                    582.39
                                                                           ----------

  Ending Balance @ 1/31/97                                                 131,244.11

  Less: Amounts to Collection Account [6.02 c]                                   0.00

  Adjusted Security Deposit  Account Balance                               131,244.11


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

  BEGINNING BALANCE                                                                                        0.00
  -----------------

  Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00
  Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                            0.00
  Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                 --------------

  Ending Balance @ 1/31/97                                                                                 0.00

  Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     2,339,226.94

  Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   (2,339,226.94)
                                                                                                 --------------

  Adjusted New Transferred Property Funding Account Balance                                                0.00
---------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                       3,061,022.74
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]
--------------------------------------------------------------------------

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b(i)]                                  0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b(ii)]                              0.00

     (iii)  Aggregate of: [6.06 b(iii)]
            (A)     Unreimbursed Servicer Advances from current collection period                                     0.00
            (B)     Unreimbursed Servicer Advances from prior collection period                                       0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)   Current and unpaid Servicing Fees                                                                    35,747.84

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b(iv)]                                                  929.44

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b(v)]                                   15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b(vi)]                                    291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b(vii)]                             421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b(viii)]                         21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b(ix)]                           23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(x)]                         0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b(xi)]                                                          0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                                       0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                       2,339,095.83
            transferred to the Trust, [6.06 b(xii)]

            If less than the Base Principal Amount, the remainder to the New Transferred Property                     0.00
            Funding Account [6.06 b(xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]                         203,241.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------
     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c(i)]                                  0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c(ii)]                              0.00

     (iii)  Aggregate of: [6.06 c(iii)]
            (A)      Unreimbursed Servicer Advances from prior periods                                                0.00
            (B)      Servicer Fee and unpaid Servicer Fee                                                             0.00
            (C)      Servicing Charges inadvertently deposited in Collection Account                                  0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c(iv)]                                                    0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c(v)]                                        0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c(vi)]                                      0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c(vii)]                                   0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c(viii)]                              0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c(ix)]                                0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c(x)]                     0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(xi)]                        0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1
            Principal [6.06 c(xii)] provided no restricting event exists                                              0.00


     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2
            Principal [6.06 c(xiii)] provided no restricting event or issuer
            restricting event exists                                                                                  0.00

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b(xiv)]                                                         0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c(xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]                               0.00


     REVIEWED BY:



     ---------------------------------------------------------------------------
     CRAIG M. SPENCER
     CHIEF ACCOUNTING OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



ADCPB BALANCE
-------------
Prior Month ADCPB                                                       72,024,540.98
Initial ADCPB                                                           72,024,443.60
Current Month ADCPB (Before addition of New Property)                   70,254,590.12
Base Principal Amount (Prior - Current)                                  1,769,950.86
Add:  ADCPB of New Transferred Property                                  1,770,010.68
Ending ADCPB (Current + ADCPB of New Property)                          72,024,600.81

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                              63,381,510.00
     Class A Certificate Rate                                                    6.29%
     One twelfth of Class A Certificate Rate                                     0.52%
     Class A Certificate Interest                                          332,224.75
     Prior Month Class A Overdue Interest                                        0.00

     Class A Interest Due                                                  332,224.75
     Class A Interest Paid                                                 332,224.75

     Current Month Class A Overdue Interest                                      0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                              63,381,510.00
     Class A Percentage                                                         88.00%
     Base Principal Amount                                               1,769,950.86
     Class A Base Principal Distribution Amount                                  0.00
     Prior Month Class A Overdue Principal                                       0.00
     Total A Note Principal Due                                                  0.00

     Class A Principal Paid                                                      0.00

     Class A Overdue Principal                                                   0.00

     Current Month Class A Principal Balance                            63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance                             2,160,733.00
     Class B-1 Certificate Rate                                                  7.01%
     One twelfth of Class B-1 Certificate Rate                                   0.58%
     Class B-1 Certificate Interest                                         12,622.28
     Prior Month Class B-1 Overdue Interest                                      0.00

     Class B-1 Interest Due                                                 12,622.28
     Class B-1 Interest Paid                                                12,622.28

     Current Month Class B-1 Overdue Interest                                    0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                             2,160,733.00
     Class B-1 Percentage                                                        3.00%
     Base Principal Amount                                               1,769,950.86
     Class B-1 Base Principal Distribution Amount                                0.00
     Prior Month B-1 Overdue Principal                                           0.00
     Total B-1 Note Principal Due                                                0.00
                                                                         ------------

     Class B-1 Principal Paid                                                    0.00


     Class B-1 Overdue Principal                                                 0.00

     Current Month Class B-1 Principal Balance                           2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



CLASS B-2 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-2 Principal Balance                             1,800,611.00
     Class B-2 Certificate Rate                                                  8.22%
     One twelfth of Class B-2 Certificate Rate                                   0.69%
     Class B-2 Certificate Interest                                         12,334.19
     Prior Month Class B-2 Overdue Interest                                      0.00

     Class B-2 Interest Due                                                 12,334.19
     Class B-2 Interest Paid                                                12,334.19

     Current Month Class B-2 Overdue Interest                                    0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                             1,800,611.00
     Class B-2 Percentage                                                        2.50%
     Base Principal Amount                                               1,769,950.86
     Class B-2 Base Principal Distribution Amount                                0.00
     Prior Month B-1 Overdue Principal                                           0.00
     Total B-1 Note Principal Due                                                0.00

     Class B-2 Principal Paid                                                    0.00

     Class B-2 Overdue Principal                                                 0.00

     Current Month Class B-2 Principal Balance                           1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97




SERVICING FEE SCHEDULE
----------------------
     Prior Month ADCPB                                         72,024,541
     Servicer Fee Rate                                             0.5000%
     One-twelfth                                                   0.0417%
     Servicer Fee                                               30,010.23

     Prior Servicer Fee Arrearage                                    0.00
     Servicer Fee Due                                           30,010.23

     Servicer Fee Paid                                          30,010.23

     Current Servicing Fee Arrearage                                 0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                         72,024,541
     Back-Up Servicer Fee Rate                                     0.0200%
     One-twelfth                                                   0.0017%
     Back-up Servicer Fee                                        1,200.41

     Prior Back-Up Servicer Fee Arrearage                            0.00
     Total Back-Up Servicer Fee Due                              1,200.41

     Back-Up Servicer Fee Paid                                   1,200.41

     Current Back-Up Servicing Fee Arrearage                         0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                   291.67
     Trustee Fee Rate                                              0.0100%

     Prior Trustee Fee Arrearage                                     0.00
     Total Trustee Fee Due                                         291.67

     Trustee Fee Paid                                              291.67

     Current Trustee Fee Arrearage                                   0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Initial Class A Balance                                63,381,510.00
     Premium Rate                                                  0.0200%
     Prior Premium Arrearage                                         0.00
     Premium Amount Due                                         12,676.00

     Premium Amount Paid                                        12,676.00

     Current Premium Arrearage                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

EARLY AMORTIZATION EVENTS
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


RESTRICTING EVENT CALCULATIONS
------------------------------

        (a)  Event of Servicer Termination (Yes/No)                     No
                                                                    ------------

        (b)  Certificate Insurer makes an Insured Payment               No
                                                                    ------------

        (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                    -------------

        (b)  Delinquency Trigger Event                                  No
                                                                    -------------


EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01(a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97




GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------


                                       Gross                                     Gross                              Monthly
                                      Defaults           Recoveries           Charge-Offs       ADCPB             Charge-Offs
                                      --------           ----------           -----------       -----             -----------
             2 months prior                  0                  0                 0           70,488,682              0.00%
             1 month prior                   0                  0                 0           70,642,634              0.00%
             Current                   121,045            121,045                 0           69,762,119              0.00%


                                Gross Charge-Off Ratio:                                                               0.00%
                                Maximum Charge-Off Ratio:                                                             2.50%




30+ DELINQUENCIES
-----------------
                                                                                                 Monthly
                                  Delinquencies          ADCPB                                Delinquencies
                                  -------------          -----                                -------------
             2 months prior          2,591,745         70,488,682                                   3.68%
             1 month prior           2,491,482         70,642,634                                   3.53%
             Current month           3,161,952         69,762,119                                   4.53%

                                Delinquency Ratio:                                                  3.91%
                                Maximum Delinquency Ratio:                                          7.00%




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97




ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------
        (a)  Gross Defaults (>=180)                               No
                                                           ---------------

        (b)  Issuer Delinquency Trigger Ratio                     No
                                                           ---------------


GROSS DEFAULTS (>=180)
----------------------
                                                                                 Monthly
                                Gross Defaults               ADCPB              Charge-Offs
                                --------------               -----              -----------
             Current                     0                 69,762,119              0.00%


                     i A        Subordinated Percentage                            9.00%
                       B        WAL of Remaining Leases                            2.13
                    ii          Two
                                Ratio (i/ii)                                       2.12%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                                  Monthly
                                    Delinquencies        ADCPB                  Delinquencies
                                    -------------        -----                  -------------
             2 months prior             74,024         70,488,682                  0.11%
             1 month prior             251,380         70,642,634                  0.36%
             Current month             447,401         69,762,119                  0.64%


                                Issuer Delinquency Trigger Ratio:                  0.37%
                                Maximum Ratio Allowed:                             2.50%


EARLY AMORTIZATION EVENT
------------------------
        (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                  ----------------

        (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                  ----------------

        (3)  Has a Delinquency Event Occurred?                          No
                                                                  ----------------


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97




AGING/DELINQUENCY STATISTICS
----------------------------
                                                                                                       % of
                                                                                      ADCPB            Total
                                                                                      -----            -----
Current                                                                            66,600,167             95.47%
31-60 Days Past Due                                                                 1,965,114              2.82%
61-90 Days Past Due                                                                   749,437              1.07%
91+ Days Past Due                                                                     447,401              0.64%
                                                                                  -----------

Total                                                                              69,762,119            100.00%


CERTIFICATE FACTORS
-------------------

Class A Notes                                                                       1.0000000
Class B-1 Notes                                                                     1.0000000
Class B-2 Notes                                                                     1.0000000


SUBSTITUTION LIMITS [SECTION 7]
-------------------------------

ADCPB as of Cut-Off Date                                                        72,024,443.60
Maximum Substitution (10% of Initial)                                            7,202,444.36
Maximum Substitution for Defaulted Contracts (5% of Initial)                     3,601,222.18

Prior month Cumulative ADCPB Substituted                                         228,857.30
Current month ADCPB Substituted                                                  268,701.17
Cumulative ADCPB Substituted                                                       497,558.47

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                       0.00
Current month ADCPB Substituted Defaulted Contracts                              121,044.56
Cumulative ADCPB Substituted for Defaulted Contracts                               121,044.56


PORTFOLIO PREPAYMENT STATISTICS
-------------------------------

Prior month Cumulative ADCPB prepaid                                               228,857.30
Current month ADCPB prepaid                                                        268,701.17
Cumulative ADCPB prepaid                                                           497,558.47

Prior month Cumulative ADCPB Defaulted                                                   0.00
Current month ADCPB Defaulted                                                      121,044.56
Cumulative ADCPB Defaulted                                                         121,044.56

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                                   154,955.03
-------------------------

LOCKBOX ACCOUNT
---------------

     Transfer of prior period Payments not yet transferred to Collection Account                            (114,016.95)
     Transfer of prior period Excluded Amounts not yet transferred                                           (32,226.03)
     Collections Received [5.02 (b)(d)]                                                                    2,331,155.10
     Excluded Amounts [5.02 (d)][Definition]                                                              (1,099,451.82)
     Collections on Deposit due Collection Account [5.02 (d)]                                             (1,030,713.95)

     Ending Balance @ 2/1/97                                                                                 209,701.38


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE @ 1/1/97                                                                                        930,046.30
     --------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
     ----------------------------------------------------
     Add:  Servicer Advance                                                                                          1,047,235.46
     Add:  Payments due Collection Account from last 2 business days prior period                                      114,016.95
     Add:  Payments due Collection Account from  prior period                                                                0.00
     Add:  Add'l transfers                                                                                                   0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                          0.00
     Less: Total distributions on 1/10/97                                                                           (2,091,298.71)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 2/1/97
     ----------------------------------------------------

     Aggregate Amount of Actual Payments [6.01 b(i)]                                                                 1,062,775.01
     Add: Servicer Advances [5.03][6.01 b(ii)]                                                                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]                           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b(iv)]                                                                      0.00
     Add: Any Investment Earnings [6.01 b(v)]                                                                            3,127.75
     Add: Deposits from New Transferred Property Funding Account [6.01 b(vi)]                                                0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                      0.00
     Add: Security Deposits Related to Prepayment                                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                      0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                           0.00

     Ending Balance @ 1/31/97 and 2/1/97                                                                             1,065,902.76

     Add: Servicer Advances to be deposited on Determination Date                                                    1,131,502.68
     Add: Payments due Collection Acct from last 2 business days                                                       100,060.40
     Add: Payments not yet transferred to the Collection Account                                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                               0.00

     Adjusted Collection Account Balance                                                                             2,297,465.84




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97



SECURITY DEPOSIT ACCOUNT
------------------------
     Beginning Balance                                                                                           0.00
     Add: Balance deposited on closing date                                                                      0.00
     Add: Security Deposits [6.02 b]                                                                             0.00
     Less: Amounts to Collection Account [6.02 c]                                                                0.00
     Add:  Investment Earnings                                                                                   0.00
                                                                                                       --------------

     Ending Balance @ 1/31/97                                                                                    0.00

     Less: Amounts to Collection Account [6.02 c]                                                                0.00

     Adjusted Security Deposit Account Balance                                                                   0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

     Beginning Balance                                                                                           0.00
     -----------------

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                       --------------

     Ending Balance @ 1/31/97                                                                                    0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         1,770,010.68

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       (1,770,010.68)
                                                                                                       --------------

     Adjusted New Transferred Property Funding Account Balance                                                   0.00
---------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                               2,297,465.84
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]
--------------------------------------------------------------------------

     (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                       0.00

     (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                   0.00

     (iii)    Aggregate of: [6.06 b (iii)]
              (A)    Unreimbursed Servicer Advances from current collection period                            0.00
              (B)    Unreimbursed Servicer Advances from prior collection period                              0.00
              (C)    Servicing Charges inadvertently deposited in Collection Account                          0.00

     (iv)     Current and unpaid Servicing Fees                                                          30,010.23

     (v)      Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                     1,200.41

     (vi)     Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                        12,676.00

     (vii)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                         291.67

     (viii)   Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                  332,224.75

     (ix)     Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]              12,622.28

     (x)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                12,334.19

     (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]              0.00

     (xii)    Any amounts due Servicer under 9.03 [6.06 b (xi)]                                               0.00

     (xiii)   To the Servicer Security Deposit Refund under 6.02C                                             0.00

     (ix)     To the depositor the lesser of Base Principal Amount or ADCPB new Contracts             1,769,950.86
              transferred to the Trust, [6.06 b (xii)]

              If less than the Base Principal Amount, the remainder to the New Transferred Property           0.00
              Funding Account [6.06 b (xii)]

     (x)      To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]              126,155.46



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 2/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------


     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                       0.00
             (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                            0.00

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                0.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                              0.00

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                           0.00

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                      0.00

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                        0.00

     (x)     Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              0.00

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        0.00
             provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       0.00
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                          0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       0.00

     REVIEWED BY:



     -----------------------------------------------
     CRAIG M. SPENCER
     CHIEF ACCOUNTING OFFICER